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                                                                    Exhibit 99.4

                                  $200,000,000

                            PartnerRe Capital Trust I

                           7.90% Preferred Securities
                      (Liquidation Amount $25 per Security)

                                  Guaranteed by

                                 PartnerRe Ltd.

                             Underwriting Agreement
                             ----------------------

                                                               November 13, 2001

MORGAN STANLEY & CO. INCORPORATED
FIRST UNION SECURITIES, INC.
SALOMON SMITH BARNEY INC.
UBS WARBURG LLC
as Representatives of the Underwriters listed
       in Schedule I hereto
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

         PartnerRe Capital Trust I, a Delaware business trust (the "Trust"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), subject to the terms and conditions stated herein, an aggregate of $200,000,000 of its 7.90% Preferred Securities, liquidation amount $25 per share (the "Preferred Securities"), representing an undivided beneficial ownership interest in the assets of the Trust. The 7.90% Preferred Securities will be guaranteed on a limited basis by PartnerRe Ltd., a Bermuda company (the "Guarantor") to the extent set forth in the Preferred Securities Guarantee (the "Preferred Securities Guarantee"). Morgan Stanley & Co. Incorporated, First Union Securities, Inc., Salomon Smith Barney Inc. and UBS Warburg LLC shall act as the representatives (the "Representatives") of the several Underwriters.

         The proceeds of the sale of the Preferred Securities and of common securities of the Trust (the "Common Securities", and together with the Preferred Securities, the "Trust Securities") are to be invested in junior subordinated debt securities due December 31, 2031 (the "Junior Subordinated Debt Securities")


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of PartnerRe Finance I Inc. ("PartnerRe Finance") to be issued pursuant to a junior subordinated indenture, to be dated as of the Closing Date (the "Indenture"), between PartnerRe Finance, the Guarantor and JPMorgan Chase Bank, as Trustee (the "Indenture Trustee"). The Guarantor will fully and unconditionally guarantee on a junior subordinated basis (the "Junior Subordinated Debt Securities Guarantee") payment on the Junior Subordinated Debt Securities to the extent set forth in a Junior Subordinated Debt Guarantee Agreement (the "Junior Subordinated Debt Securities Guarantee Agreement") to be entered into between the Guarantor and JPMorgan Chase Bank, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Junior Subordinated Debt Securities.

         The Trust Securities will be issued pursuant to the Amended and Restated Trust Agreement of the Trust (the "Trust Agreement"), among PartnerRe Finance, as Depositor, the administrative trustees named therein (the "Administrative Trustees"), JPMorgan Chase Bank, as the initial property trustee (the "Property Trustee"), Chase Manhattan Bank USA, N.A., as the Delaware Trustee (the "Delaware Trustee" and, together with the Property Trustee and the Administrative Trustees, the "Trustees"), and the holders from time to time of the undivided beneficial ownership interests in the assets of the Trust.

         The Guarantor, PartnerRe Finance and the Trust are sometimes collectively referred to herein as the "PartnerRe Entities."

         The Preferred Securities Guarantee, the Junior Subordinated Debt Securities Guarantee Agreement and the Indenture, are sometimes collectively referred to herein as the "Trust Preferred Documents."

         The PartnerRe Entities have filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "Securities Act"), a registration statement on Form S-3 (registration no. 333-72246), including a related prospectus, relating to the registration of certain securities of the PartnerRe Entities, including the Preferred Securities, the Preferred Securities Guarantee, the Junior Subordinated Debt Securities and the Junior Subordinated Debt Securities Guarantee (the "Shelf Securities"), to be sold from time to time by the PartnerRe Entities. The registration statement, as amended at the time it became effective, including information, if any, deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act is hereinafter referred to as the "Registration Statement," and the prospectus included therein relating to the Shelf Securities at the time the Registration Statement became effective, is hereinafter referred to as the "Basic Prospectus." The Basic



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Prospectus, as supplemented by the prospectus supplement dated November 13, 2001
(the "Prospectus Supplement"), relating to the Preferred Securities, in the form first used to confirm sales of the Preferred Securities is hereinafter referred to as the "Prospectus." If the PartnerRe Entities have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference to the term Registration Statement, the Basic Prospectus, any preliminary form of prospectus previously filed with the Commission pursuant to Rule 424 of the Securities Act or the Prospectus shall include the documents incorporated therein by reference. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by any of the PartnerRe Entities with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.

         1. Representations and Warranties of the PartnerRe Entities. Each of the PartnerRe Entities jointly and severally represents and warrants to and agrees with each of the Underwriters that:

                  (a) The PartnerRe Entities and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of any of the PartnerRe Entities, contemplated by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter


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         furnished to any of the PartnerRe Entities in writing by such
         Underwriter through you expressly for use therein. Each document filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus, did not contain or will not contain when so filed any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or, to the knowledge of the PartnerRe Entities, threatened or contemplated by the Commission.

                  (c) The Guarantor has been duly organized, is validly existing as a company in good standing (including as an exempted company) under the laws of Bermuda, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (d) Partner Reinsurance Company Ltd., a Bermuda company ("Partner Reinsurance"), PartnerRe Reinsurance Company of the U.S. ("PartnerRe U.S.") and PartnerRe S.A., a French societe anonyme (and, collectively with Partner Reinsurance and PartnerRe U.S., the "Subsidiaries"), are each wholly owned, directly or indirectly, by the Guarantor, except in the case of PartnerRe S.A. for director's qualifying shares, and are the only "significant subsidiaries" of the Guarantor within the meaning of Rule 405 under the Securities Act. Each of PartnerRe Finance and the Subsidiaries has been duly organized, is validly existing as a company, corporation or other legal entity, as the case may be, in good standing (including, in the case of Partner Reinsurance, as an exempted company) under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires


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         such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each Subsidiary and PartnerRe Finance have been duly authorized and are validly issued, fully paid and non-assessable and are, except in the case of PartnerRe S.A. for director's qualifying shares, owned directly or indirectly by the Guarantor, free and clear of all security interests, liens, encumbrances, equities or claims.

                  (e) The authorized capital stock of the Guarantor and PartnerRe Finance conforms as to legal matters to the descriptions thereof contained in the Prospectus.

                  (f) All of the outstanding shares of capital stock of the Guarantor and PartnerRe Finance have been duly authorized and are validly issued, fully paid and non-assessable, conform as to legal matters to the descriptions thereof contained in the Prospectus and are not and will not be subject to any preemptive or similar rights; all the outstanding beneficial interests in the Trust have been duly authorized and, on or prior to the Closing Date (as defined below), will be validly issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus.

                  (g) This Agreement has been duly authorized, executed and delivered by each of the PartnerRe Entities.

                  (h) The Preferred Securities have been duly authorized, and, when Preferred Securities are issued and delivered pursuant to this Agreement, such Preferred Securities will have been validly issued, fully paid and nonassessable beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement, which will conform to the description thereof contained in the Prospectus.

                  (i) The Preferred Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and the Preferred Securities have been registered under the Exchange Act.

                  (j) Holders of the Preferred Securities (the
         "Securityholders") will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (k) The Common Securities have been duly authorized and, when Common Securities are issued and delivered to PartnerRe Finance


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         against payment therefor as described in the Prospectus, such Common
         Securities will have been validly issued, fully paid and nonassesable beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement; all Common Securities will be owned directly by PartnerRe Finance, free and clear of all security interests, liens, encumbrances, equity, or claims; and the issuance of such Common Securities will not be subject to any preemptive rights.

                  (l) the Junior Subordinated Debt Securities have been duly authorized, and, when issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of PartnerRe Finance entitled to the benefits provided by the Indenture and the Junior Subordinated Debt Securities Guarantee; the Indenture has been duly authorized, executed and delivered by PartnerRe Finance and constitutes a valid and binding instrument, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture will conform to the description thereof in the Prospectus.

                  (m) each of the Trust Preferred Documents has been duly authorized and, when validly executed and delivered by the Guarantor, will constitute a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity); and each of the Trust Preferred Documents will conform to the descriptions thereof in the Prospectus.

                  (n) the Trust Agreement has been duly authorized by PartnerRe Finance, as Depositor, and, when duly executed and delivered by PartnerRe Finance, as Depositor, and the Administrative Trustees (assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee), will constitute a legal, valid and binding obligation of the Depositor and Trustees, enforceable against the Depositor and Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity,


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         (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Trust Agreement will conform to the description thereof contained in the Prospectus.

                  (o) each of the Trust Preferred Documents and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (p) the Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") and is a "grantor trust" for federal income tax purposes, with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; except for the Original Trust Agreement, dated October 2, 2001 (the "Original Trust Agreement"), the Trust is not a party to or bound by any agreement or instrument and after the Trust executes the Trust Agreement, the Trust will not be a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the other agreements entered into in connection with the transactions contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Original Trust Agreement and the Trust Agreement; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (q) The Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware.

                  (r) None of the PartnerRe Entities nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, memorandum of association or bye-laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of them or any of their respective properties (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), (iii) in violation of any judgment, injunction, restraining order, decree or order of any nature (collectively, any "Order") of any court, tribunal, regulatory body, administrative agency or other governmental body, commission, agency, or official, or any arbitrator or self-regulatory organization (including, without limitation, any insurance regulatory agency or body) (collectively,


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         a "Regulatory Authority") having jurisdiction over any of them (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), or (iv) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any contract, agreement, indenture, lease or other instrument to which any of the PartnerRe Entities or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults individually or in the aggregate would not have a Material Adverse Effect).

                  (s) Neither the issuance, sale and delivery of the Preferred Securities nor the compliance by the Trust with all the provisions of the Preferred Securities, the Trust Agreement, this Agreement, the purchase of the Junior Subordinated Debt Securities by the Trust and the consummation of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing, (ii) the Trust Agreement,
         (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which the Trust is a party or by which it is or may be bound or to which its properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to the Trust, except, with respect to the foregoing clauses (i), (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

                  (t) Neither the execution and delivery by the Guarantor of, or the performance by it of its obligations under, this Agreement or the Trust Preferred Documents, nor the consummation of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing, (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of any of the Guarantor or the Subsidiaries, (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which any of the Guarantor or the Subsidiaries is a party or by which any of them is or may


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         be bound or to any of their respective properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to any of the Guarantor or the Subsidiaries or any of their respective properties, except, with respect to the foregoing clauses
         (i), (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Guarantor or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

                  (u) Neither the execution and delivery by PartnerRe Finance of, or the performance by PartnerRe Finance of its obligations under, this Agreement, the Trust Agreement, the Junior Subordinated Debt Securities and the Indenture and the consummation of the transactions hereby contemplated will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing, (ii) the certificate of incorporation or by-laws of PartnerRe Finance of,
         (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which PartnerRe Finance is a party or by which it is or may be bound or to which any of its properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to PartnerRe Finance or any of its properties, except, with respect to the foregoing clauses (i),
         (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of PartnerRe Finance pursuant to terms of any agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

                  (v) No consent, approval, authorization or order of, qualification with, or registration or filing with any Regulatory Authority applicable to the PartnerRe Entities or any of their properties is required for the performance by the PartnerRe Entities of their obligations under this Agreement, the Trust Preferred Documents or the Trust Agreement, except such as may be required (1) for registrations and filings under the Securities Act, the Exchange Act or the Trust Indenture Act, (2) under the Insurance Laws (as defined below) of Bermuda and (3) under the securities or Blue Sky or insurance securities laws of the various states in connection with the offer and sale of the Preferred Securities, all of which have been or will be effected on or prior to the Closing Date.





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                  (w) The consolidated financial statements of the Guarantor
         (together with related schedules and notes) included in the Registration Statement and Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and present fairly the consolidated financial position of the Guarantor as at the dates indicated and the results of its operations and its cash flows for the periods specified; such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

                  (x) There has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business or operations of the Guarantor and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (y) There are no legal or governmental proceedings pending or, to the knowledge of any of the PartnerRe Entities or the Subsidiaries, threatened to which any of them is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, agreements, contracts, indentures, leases, or other instruments or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein that are not described or filed as required.

                  (z) Each of the Guarantor and the Subsidiaries (i) is in compliance with the applicable requirements of the insurance statutes, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder ("Insurance Laws") of its jurisdiction of incorporation, and (ii) has filed all reports, information statements, documents, and other information required to be filed thereunder, except in the case of the foregoing clauses (i) and
         (ii) where the failure to comply would not have a Material Adverse Effect; each of the Guarantor and its Subsidiaries (as applicable) maintains its books and records in accordance with and is in compliance with the Insurance Laws of other jurisdictions which are applicable to any of them, except where the failure to comply would not have a Material Adverse Effect.





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                 (aa) Each of the Guarantor and the Subsidiaries possesses such consents, authorizations, approvals, orders, franchises, licenses, certificates (including certificates of authority), or permits issued by any regulatory agencies or bodies (collectively, "Permits") of and from, and has made all declarations and filings with, all Regulatory Authorities which are necessary to conduct the business as described in the Registration Statement and the Prospectus, except where the failure to possess such Permits or to make such declarations or filings would not have a Material Adverse Effect; all of such Permits are in full force and effect, and neither the Guarantor nor the Subsidiaries has received any notification from any Regulatory Authority, in the United States, its jurisdiction of organization or elsewhere concerning any alleged violation of the terms of, or proposed proceeding to revoke or that could reasonably be expected to lead to the revocation, modification, termination, suspension or any other material impairment of the rights of the holder of any Permit or to the effect that any additional Permit from such authority, commission or body is needed to be obtained by any of them or that any of them is not in compliance with any applicable Insurance Laws; and no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of any dividends by either of the Guarantor or the Subsidiaries or the continuation of the business of any of them as currently conducted.

                 (bb) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                 (cc) None of the PartnerRe Entities are, and after giving effect to the offering and sale of the Preferred Securities and the application of the proceeds thereof as described in the Prospectus, none of the PartnerRe Entities will be, an "investment company" within the meaning of the Investment Company act of 1940, as amended.

                 (dd) Each of the Subsidiaries is duly registered as an insurer or reinsurer where it is required to be so registered to conduct its business as described in the Registration Statement and the Prospectus (except where the failure to be so registered would not have a Material Adverse Effect) and is subject to regulation and supervision in its jurisdiction of organization, and the Guarantor is not required to be so registered. Each of the Guarantor and the Subsidiaries is duly licensed or admitted as an insurer or an insurance holding company, as applicable, in each


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         jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and the Prospectus, except for where the failure to be so licensed or admitted would not have a Material Adverse Effect.

                 (ee) None of the Underwriters or any subsequent purchasers of the Preferred Securities (other than purchasers resident in Bermuda for Bermuda exchange control purposes) is subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Preferred Securities.

                 (ff) Any tax returns required to be filed by either the Guarantor or any of the Subsidiaries in any jurisdiction have been filed, and any material taxes, including franchise taxes and similar fees and any withholding taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest.

                 (gg) The Guarantor and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Guarantor's Annual Report on Form 10-K for the year ended December 31, 2000 under the caption "Business--Taxation of the Company and its Subsidiaries--Bermuda," and neither the Guarantor nor Partner Reinsurance has received any notification to the effect (or is otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government.

                 (hh) Deloitte & Touche, who reported on the consolidated financial statements and supporting schedules of the Guarantor included or to be included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), is an independent public accountant with respect to the Guarantor as required by the Securities Act.

                 (ii) The Guarantor maintains, and each of the Subsidiaries maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and with statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in


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         accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (jj) The Guarantor has duly, validly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in
         Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to the transactions covered by the Prospectus.

                 (kk) None of the Guarantor nor the Subsidiaries or any employee or agent thereof has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                 (ll) Consummation of the transactions contemplated by this Agreement, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth herein, will not constitute unlawful financial assistance under Bermuda law.

           2. Agreements to Sell and Purchase. The Trust hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees, severally and not jointly, to purchase from the Trust at $25 per Preferred Security (the "Purchase Price") the number of Preferred Securities set forth in Schedule I hereto opposite the name of such Underwriter.

         The Guarantor hereby guarantees the timely performance by the Trust of its obligations under this Agreement. As compensation to the Underwriters for their commitments hereunder, the Guarantor hereby agrees to pay or cause to be paid at the Closing Date to you for the accounts of the several Underwriters a commission in the amount of $.7875 per Preferred Security (the "Underwriting Commission").

         Each of the PartnerRe Entities hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date offer, sell, contract to sell or otherwise dispose of any securities substantially similar to the Preferred Securities. The foregoing sentence shall not apply to the Preferred Securities to be sold hereunder.

         3. Terms of Public Offering. The Trust is advised by you that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Trust is further advised by you that the Preferred Securities are to be offered to the public initially at $25 per Share (the "Public Offering Price") plus accrued dividends, if any, to the Closing Date and to certain dealers selected by you at a price that represents a concession not in excess of $.50 per Preferred Security under the Public Offering Price, and any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $.35 per Preferred Security to any Underwriter or to certain other dealers.

         4. Payment and Delivery. Payment for the Preferred Securities to be sold by the Trust shall be made to the Trust in Federal or other funds immediately available in New York City against delivery of the Preferred Securities to you for the respective accounts of the several Underwriters at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, at 9:00 a.m., New York City time, on November 21, 2001, or at such other time on the same or such other date, not later than five business days after the date of this Agreement as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

         The certificates, if any, for the Preferred Securities purchased by the Underwriters shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates, if any, evidencing the Preferred Securities shall be delivered to you on the Closing Date, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Preferred Securities to the Underwriters duly paid, against payment of the Purchase Price and the Underwriting Commission with respect to such Preferred Securities.

         5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Preferred Securities on the Closing Date are subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the PartnerRe Entities in this Agreement are, at and as of the Closing Date, true and correct, the condition that the PartnerRe Entities shall have performed all of their obligations hereunder theretofore to be performed, and to the following conditions:

                  (a) The Prospectus as amended or supplemented in relation to the Preferred Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or suspending the qualification of any of the Trust Preferred Documents or the Trust Agreement shall have been instituted or shall be pending or, to the knowledge of any of the PartnerRe Entities, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Guarantor's securities which are rated as of the date of this Agreement by A.M. Best & Co., Standard & Poor's Rating Services or Moody's Investor Services, Inc.; and


                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Preferred Securities on the terms and in the manner contemplated in the Prospectus.

                  (c) The Underwriters shall have received on the Closing Date:

                           (i) a certificate, dated the Closing Date and signed
                  by an executive officer of the Guarantor, to the effect set forth in Section 5(b)(i) above and to the effect that (A) the representations and warranties of the Guarantor contained in this Agreement are true and correct as of the Closing Date and that the Guarantor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (B) there shall not have occurred any change, or any development involving a prospective change in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement);

                           (ii) a certificate, dated the Closing Date and signed
                  by an executive officer of PartnerRe Finance to the effect that the representations and warranties of PartnerRe Finance contained in this Agreement are true and correct as of the Closing Date, and PartnerRe Finance has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and

                           (iii) a certificate, dated the Closing Date and
                  signed by an Administrative Trustee of the Trust to the effect that the representations and warranties of the Trust contained in this Agreement are true and correct as of the Closing Date, and that the Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, United States and French counsel for the PartnerRe Entities, dated the Closing Date and addressed to you, as Representatives of the Underwriters in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) each of PartnerRe U.S. and PartnerRe S.A. is a
                  company duly organized and validly existing in good standing under the laws of its jurisdiction of organization and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by each of PartnerRe Finance and the Trust;

                           (iii) the Preferred Securities conform as to legal
                  matters to the description thereof contained in the Prospectus;

                           (iv) the Junior Subordinated Debt Securities have
                  been duly authorized, and, when issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of PartnerRe Finance entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by PartnerRe Finance and is duly qualified under the

                  Trust Indenture Act and constitutes a valid and binding instrument, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity); the Indenture conforms to the description thereof in the Prospectus;

                           (v) each of the Trust Preferred Documents is duly
                  qualified under the Trust Indenture Act and is a valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, (regardless of whether enforcement is sought in a proceeding at law or in equity) and each of the Trust Preferred Documents conforms to the descriptions thereof in the Prospectus;

                           (vi) neither the issuance, sale or delivery of the
                  Preferred Securities by the Trust, nor the execution, delivery and performance by any of the PartnerRe Entities of their obligations under this Agreement, the Trust Securities, the Trust Preferred Documents, the Junior Subordinated Debt Securities or the Trust Agreement, nor the compliance by any of the PartnerRe Entities with the provisions hereof or thereof, as the case may be, nor the consummation by any of the PartnerRe Entities of any of the transactions contemplated hereby will (A) conflict with or contravene any provision of
                  (i) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities and Blue Sky laws) of any United States, New York or French Regulatory Authority, except to the extent such conflict or contravention would not have a Material Adverse Effect, (ii) to the best of such counsel's knowledge any agreement, indenture, lease or instrument to which any of the PartnerRe Entities or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, except to the extent such conflict or contravention would not have a Material Adverse Effect, or
                  (iii) to the best of such counsel's knowledge, any Order of any United States, New York or French Regulatory Authority that is applicable to any of the PartnerRe Entities or the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the PartnerRe Entities or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect);

                           (vii) the Trust Agreement has been duly authorized,
                  duly executed by PartnerRe Finance and the Administrative Trustees and delivered by PartnerRe Finance, and conforms as to legal matters to the description thereof in the Prospectus;

                           (viii) no consent, approval, authorization or order
                  of, qualification with, or registration or filing with any United States or New York Regulatory Authority, is required for the performance by the PartnerRe Entities of their obligations under this Agreement, except for such consent, approvals, authorizations and orders (1) as have been obtained and (2) as may be required under state securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                           (ix) the statements (A) in the Prospectus Supplement
                  under the captions "Description of the Preferred Securities," "Description of the Junior Subordinated Debt Securities," "Relationship Among the Preferred Securities, the Junior Subordinated Debt Securities, the JSDS Guarantee and the Preferred Securities Guarantee," "Description of the Junior Subordinated Debt Securities Guarantee," and "Certain ERISA Considerations," (B) in the Base Prospectus, as supplemented by the Prospectus Supplement, under the captions "The Capital Trust," "Description of the Debt Securities," "Description of the Junior Subordinated Debt Securities issued to the Capital Trust," "Description of Junior Subordinated Debt Securities Guarantee," and "Description of the Trust Preferred Securities Guarantee," and (C) in the Registration Statement in Item 15 with respect to PartnerRe Finance, in each case insofar as such statements constitute summaries of documents referred to therein, fairly summarize the matters referred to therein;

                           (x) the discussion of United States tax matters set
                  forth under the heading "United States Federal Income Tax

                  Consequences" in the Prospectus accurately reflects such counsel's opinion as to such tax laws (subject to the qualifications and assumptions set forth in such discussion);

                           (xi) to the best of such counsel's knowledge there
                  are no legal or governmental proceedings before or by any U.S., New York or French Regulatory Authority, now pending, contemplated or threatened to which any of the PartnerRe Entities or the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus or any statutes, regulations or orders that have been enacted, adopted or issued by any U.S. New York or French Regulatory Authority or Orders by a U.S., New York or French court of competent jurisdiction that have been issued, or any contracts, agreements, indentures, leases or other documents or instruments, any of which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein that are not described or filed as required.

                           (xii) each document incorporated by reference in the
                  Registration Statement and the Prospectus (except for financial statements and the notes thereto and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder;

                           (xiii) to the extent that the laws of the State of
                  New York are applicable, the Guarantor has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Trust Preferred Documents, has validly and irrevocably waived and agreed not to assert, to the fullest extent, it may effectively do so under applicable law, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum;

                           (xiv) the Guarantor, as provided in the Registration
                  Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 13 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus; and

                           (xv) none of the PartnerRe Entities are, and after
                  giving effect to the offering and sale of the Preferred Securities and the application of the proceeds thereof as described in the Prospectus will be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         In addition, such counsel shall state that, although such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, except as stated above, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including general review and discussion of the contents thereof and such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Guarantor or PartnerRe Finance or the Administrative Trustees of the Trust and, as to matters of law, may rely upon the opinions of Appleby, Spurling & Kempe and/or Morris, Nichols, Arsht & Tunnell referred to below and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by any of the PartnerRe Entities as to laws of any jurisdiction other than the United States, France or the State of New York, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such counsel is acceptable to you,
(ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions as shall be reasonably satisfactory to your counsel.

                  (e) The Underwriters shall have received on the Closing Date an opinion of Appleby, Spurling & Kempe, Bermuda counsel to the PartnerRe Entities, dated the Closing Date, and addressed to you, as Representatives of the Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) each of the Guarantor and Partner Reinsurance is
                  a company duly organized and validly existing in good standing (including as an exempted company) under the laws of Bermuda, has requisite power and authority and such Permits of any Regulatory Authority in Bermuda (a "Bermuda Regulatory Authority") necessary to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, which remain in full force and effect, except to the extent that the failure to be in good standing would not have a Material Adverse Effect;

                           (ii) the Guarantor has the power and authority to
                  enter into this Agreement and the Trust Preferred Documents; the execution, delivery and performance of its obligations under this Agreement and the Trust Preferred Documents by the Guarantor have been duly and validly authorized by the Guarantor; and each of this Agreement and the Trust Preferred Documents has been duly executed and delivered by the Guarantor;

                           (iii) the authorized shares of capital stock of the
                  Guarantor is as set forth under the caption "Capitalization" in the Prospectus and conforms in all material respects as to Bermuda legal matters to the description thereof contained in the Prospectus; and the shares of capital stock of the Guarantor have been duly authorized and validly issued, are fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares) and all such shares of the Subsidiaries are registered in the name of the Guarantor or a wholly-owned subsidiary of the Guarantor, except in the case of PartnerRe S.A. for director's qualifying shares; based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act 1981 of Bermuda, as amended (the "Companies Act"), there are no registered liens, encumbrances, equities or claims in the Register of Charges in respect of the issued shares of the Guarantor or Partner Reinsurance.

                           (iv) each of the Trust Preferred Documents has been
                  duly authorized, executed and delivered by the Guarantor;


                           (v) neither the execution, delivery and performance
                  by the Guarantor of its obligations under this Agreement or the Trust Preferred Documents nor the compliance by the Guarantor with the provisions hereof or thereof, as the case may be, nor the consummation by the Guarantor of any of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation or published ruling or Order of any Bermuda Regulatory Authority in any material respect that is applicable to the Guarantor or Partner Reinsurance or any of their respective properties or (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of the Guarantor or Partner Reinsurance or (B) to such counsel's knowledge, based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act, create or impose any lien, charge or encumbrance upon any property or assets of either of the Guarantor or Partner Reinsurance;

                           (vi) no consent, approval, authorization or order of,
                  qualification with, or registration or filing with any Bermuda Regulatory Authority is required for the performance by the Guarantor of its obligations under this Agreement or the Trust Preferred Documents, which has not been obtained or effected;

                           (vii) Partner Reinsurance is duly registered as a
                  Class 4 insurer under the Bermuda Insurance Act 1978, as amended, and any applicable rules and regulations thereunder (the "Bermuda Insurance Act"), and is subject to regulation and supervision in Bermuda and the Guarantor is not required to be registered as an insurance company under the Bermuda Insurance Act;

                           (viii) the consummation of the transactions
                  contemplated by the Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained herein) or the Trust Preferred Documents will not subject to Section 39A(2A) of the Companies Act, constitute unlawful financial assistance by the Company or Partner Reinsurance under Bermuda law;

                           (ix) all statements made (A) in the Registration
                  Statement and Prospectus (including the documents incorporated therein by reference) with respect to (1) the Preferred Securities and the Trust Preferred Documents (insofar as such statements relate to matters of Bermuda law), (2) the memorandum of association, bye-laws or other organizational documents of the Guarantor or Partner Reinsurance, (3) statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to insurance, regulatory and tax matters and to the Bermuda Insurance Act), (4) enforcement of judgments in Bermuda and (5) the statements related to Bermuda or the documents governed by Bermuda law made under the heading "Description of our Capital Shares", (B) in the Registration Statement in Item 15 with respect to the Guarantor and (C) in the descriptions of the common shares and the 8% Series A Cumulative Preferred Shares of the Guarantor incorporated by reference into the Prospectus, in each case insofar as such statements constitute summaries of documents referred to therein, fairly and accurately present the information set forth therein and such counsel's opinion as to such matter;

                           (x) none of the Underwriters or any subsequent
                  purchasers of the Preferred Securities are subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Preferred Securities;

                           (xi) the Guarantor and Partner Reinsurance have each
                  received from the Bermuda Minister of Finance an assurance of tax exemption under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Guarantor's Annual Report on Form 10-K for the year ended December 31, 2000 under the caption "Business--Regulation--Taxation of the Company and its Subsidiaries--Bermuda";

                           (xii) the Guarantor, as provided in the Registration
                  Statement, has duly and irrevocably appointed PartnerRe U.S.

                  Corporation as its agent for the purposes described in Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus and such appointment is valid under Bermuda law;

                           (xiii) under the laws of Bermuda, the submission by
                  the Guarantor to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Preferred Securities, its waiver and agreement not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and the appointment of PartnerRe U.S. Corporation as its authorized agent for the purposes described in Section 12 of this Agreement are valid and binding; and service of process effected in the manner set forth in Section 12 of this Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over each of the Guarantor and the Subsidiaries, assuming this to be the case under the laws of the State of New York;

                           (xiv) the choice of the laws of New York as the
                  governing law of this Agreement is a valid and effective choice of law; the several Underwriters would be permitted to commence proceeding in a court of competent jurisdiction in Bermuda based on or arising under this Agreement or the Trust Preferred Documents; and the laws of New York would be recognized and applied by such court as the laws governing this Agreement;

                           (xv) in order to ensure the legality, validity,
                  enforceability or admissibility in evidence of the Prospectus, this Agreement or the Trust Preferred Documents, it is not necessary that any document be filed, recorded or enrolled with any Bermuda Regulatory Authority or that any stamp duties, registration or similar tax or charge be paid in Bermuda;

                           (xvi) a final and conclusive judgment of a New York
                  State or a Federal Court against the Guarantor or any Subsidiary based upon this Agreement or the Trust Preferred Documents under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty or in respect of multiple damages as defined in the Protection of Trading Interest Act,
                  1981) may be the subject of enforcement proceedings in the Supreme Court of Bermuda under the common law doctrine of Obligation and by action for the debt evidenced by the foreign Court's judgment. A final opinion as to the availability of this remedy should be sought when the facts surrounding the United States court's judgement are known, but, on general principles such counsel would expect such proceedings to be successful provided that:

                                    (A) the court that gave the judgment was
                           competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda (and, as at the date hereof, we believe that a Court in Bermuda would determine that any New York State or Federal Court sitting in the City of New York is so competent); and

                                    (B) the judgement is not contrary to public
                           policy in Bermuda and was not obtained by fraud or in proceedings contrary to the rules of natural justice of Bermuda. We do not believe that any provisions of the Agreement or the Trust Preferred Documents would be so contrary; and

                           (xvii) there are no legal or governmental proceedings
                  of any Bermuda Regulatory Authority pending or, to the best of such counsel's knowledge, threatened against any of the Guarantor or Partner Reinsurance or to which any of them or any of their respective properties is subject, based solely on
                  (i) a certificate given by a director of the Company and (ii) a search of the public records of the Company and Partner Reinsurance, maintained by the Registrar of Companies and the Registrar of the Supreme Court of Bermuda.


                           In rendering their opinion as aforesaid, Appleby,
                  Spurling & Kempe may, as to factual matters, rely upon written certificates of officers of the Guarantor or the Subsidiaries and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Guarantor as to laws of any jurisdiction other than Bermuda, provided that (i) you are notified in advance of such counsel's intention to rely on local counsel and each such local counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and
                  (iii) Appleby, Spurling & Kempe shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel. In their opinion, counsel shall expressly authorize Willkie Farr & Gallagher and Davis Polk & Wardwell to rely on said opinion.

                  (f) The Underwriters shall have received on the Closing Date an opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the PartnerRe Entities, dated the Closing Date, and addressed to you, as Representatives of the Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                        (i) the Trust is a duly created and validly existing
                  business trust in good standing under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                        (ii) under the Delaware Business Trust Act and the Trust
                  Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

                        (iii) the Trust Agreement constitutes a valid and
                  legally binding obligation of PartnerRe Finance and the Trustees, enforceable against PartnerRe Finance and the Trustees, in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (b) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) considerations of public policy or the effect of applicable law relating to fiduciary duties;

                        (iv) under the Delaware Business Trust Act and the Trust
                  Agreement, the Trust has all requisite business trust power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement, and (b) issue and perform its obligations under the Preferred Securities and the Common Securities;

                        (v) the execution and delivery by the Trust of this
                  Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust;

                        (vi) the Preferred Securities have been duly authorized
                  by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Trust and are entitled to the benefits provided by the Trust Agreement subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (b) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) considerations of public policy or the effect of applicable law relating to fiduciary duties; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be required to make payment or provide indemnity or security as set forth in the Trust Agreement;

                        (vii) the Common Securities have been duly authorized by
                  the Trust Agreement for issuance and, when issued, delivered and paid for in accordance with the terms of the Trust Agreement, will be validly issued undivided beneficial interests in the assets of the Trust;

                        (viii) under the Delaware Business Trust Act and the
                  Trust Agreement, the issuance of the Preferred Securities and the Common Securities are not subject to preemptive rights;

                        (ix) the issuance and sale by the Trust of Trust
                  Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not (a) result in any violation of the Trust Agreement or the Certificate of Trust or any applicable Delaware law (statutory or decisional) or any rule or regulation of any Delaware governmental agency or (b) require the approval of any Delaware governmental agency;

                        (x) assuming that the Trust derives no income from or
                  connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities. In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

                        (xi) assuming that the Trust derives no income from or
                  connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (g) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date in form and substance satisfactory to the Underwriters.

            The opinions of Willkie Farr & Gallagher described in paragraph 5(d), Appleby, Spurling & Kempe described in paragraph 5(e) and Morris, Nichols, Arsht & Tunnell described in paragraph 5(f) above shall be rendered to the Underwriters at the request of the PartnerRe Entities and shall so state therein.

            (h) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche, independent chartered accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statement and certain financial information contained in the Registration Statement and the Prospectus.

            (i) The Preferred Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

            (j) The PartnerRe Entities shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

      6. Covenants of the PartnerRe Entities. In further consideration of the agreements of the Underwriters herein contained, each of the PartnerRe Entities jointly and severally covenants with each Underwriter as follows:

            (a) To furnish to you, upon request, without charge, five conformed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (including financial statements, all exhibits thereto and documents incorporated therein by reference and exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and to furnish to you in New York City and to each Underwriter and dealer, without charge, prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement and from time to time as expeditiously as possible during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference and exhibits thereto, and any supplements and amendments thereto or to the Registration Statement as originally filed and of each amendment thereto, as you may reasonably request. The PartnerRe Entities consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities are offered by the several Underwriters and by all dealers to whom Preferred Securities may be sold, in connection with the offering and sale of the Preferred Securities.

            (b) (i) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule, and (ii) during the period mentioned in paragraph (c) below not to file any information, documents or reports pursuant to the Exchange Act that upon filing becomes a document incorporated by reference in the Registration Statement, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

            (c) If, during such period after execution and delivery of this Agreement as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist that in the judgment of the PartnerRe Entities or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion or counsel for the Underwriters, it is necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes a document incorporated therein by reference) to comply with applicable law, forthwith to prepare and, subject to the provisions of paragraph (b) above, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the PartnerRe Entities) to which Preferred Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus (or such document) so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

            (d) To endeavor to qualify the Preferred Securities for offer and sale by the several Underwriters and by dealers under the securities, or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (e) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than fifteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including at the option of the Guarantor Rule 158);

            (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of obligations under this Agreement, including: (i) the fees, disbursements and expenses of the PartnerRe Entities' (including local and special counsel) and accountants in connection with the registration and delivery of the Preferred Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing or reproduction costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Preferred Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the costs of producing this Agreement, the Trust Preferred Documents, the Trust Agreement and any Blue Sky memorandum in connection with the offer and sale of the Preferred Securities under state securities laws and all expenses in connection with the qualification of the Preferred Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees, expenses and disbursements of counsel for the Underwriters in connection with the Blue Sky memoranda and such qualification, (iv) any filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Preferred Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by rating agencies for the rating of the Securities, (vi) all costs and expenses included in the listing of the Preferred Securities on any national securities exchange,
      (vii) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Preferred Securities and all costs and expenses incident to listing the Preferred Securities on the New York Stock Exchange, (viii) the cost of producing certificates representing the Preferred Securities, (ix) the costs and charges of any Trustee, Administrative Trustee, Delaware Trustee, Property Trustee and any agent of any Trustee and any transfer agent, registrar or depositary, (x) the costs and expenses of the PartnerRe Entities relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Preferred Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the PartnerRe Entities, travel and lodging expenses of the representatives and officers of the PartnerRe Entities and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xi) all other costs and expenses incident to the performance of the obligations of the PartnerRe Entities hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7(f) below and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Preferred Securities by them and any advertising expenses connected with any offers they may make.

      7. Indemnity and Contribution. (a) The PartnerRe Entities agree to, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the PartnerRe Entities shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary prospectus or the Prospectus, in light of the circumstances under which it was made), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the PartnerRe Entities in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Preferred Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the PartnerRe Entities shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Preferred Securities sold by the Trust to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the PartnerRe Entities, the directors of the Guarantor and PartnerRe Finance and the officers or representatives of the PartnerRe Entities who sign the Registration Statement and each person, if any, who controls each of the PartnerRe Entities within the meaning of either
      Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the PartnerRe Entities to such Underwriter but only with reference to information relating to such Underwriter furnished to the PartnerRe Entities in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this
      Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to paragraph (a) of this Section 7, and by the PartnerRe Entities, in the case of parties indemnified pursuant to paragraph (b) of this Section 7. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in paragraph (a) and (b) of this Section 7 is unavailable to any indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the PartnerRe Entities on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the PartnerRe Entities on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the PartnerRe Entities on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Preferred Securities (before deducting expenses) received by the PartnerRe Entities and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate Public Offering Price of the Preferred Securities. The relative fault of the PartnerRe Entities on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the PartnerRe Entities on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Preferred Securities they have purchased hereunder, and not joint.

            (e) The PartnerRe Entities and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as the result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (f) The indemnity and contribution provisions contained in this
      Section 7 and the representations, warranties and other statements of the PartnerRe Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the PartnerRe Entities, their officers or directors or any person controlling the PartnerRe Entities and (iii) acceptance of and payment for any of the Preferred Securities.

      8. Termination. This Agreement shall be subject to termination by notice given by you to PartnerRe or PartnerRe Finance if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or in Bermuda declared by Bermuda authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Preferred Securities on the terms and in the manner contemplated in the Prospectus.

      9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Preferred Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Preferred Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Preferred Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Preferred Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such number of Preferred Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Preferred Securities and the aggregate number of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Securities to be purchased, and arrangements satisfactory to you and the PartnerRe Entities for the purchase of such Preferred Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the PartnerRe Entities. In any such case either you or the PartnerRe Entities shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the PartnerRe Entities to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the PartnerRe Entities shall be unable to perform their obligations under this Agreement, the PartnerRe Entities will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      12. Judicial Proceedings. (a) The Guarantor expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Preferred Securities. To the fullest extent it may effectively do so under applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            (b) The Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 12(a) brought in any such court shall be conclusive and binding upon the Guarantor, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Guarantor is or may be subject) by a suit upon such judgment.

            (c) The Guarantor irrevocably designates and appoints PartnerRe U.S. Corporation as its authorized agent, upon whom process may be served in any suit, action or proceeding of the nature referred to in Section 12(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at the address of the Guarantor specified in Section 13. The Guarantor agrees that such service
      (i) shall be deemed in every respect effective service of process upon it in every suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.

            (d) Nothing in this Section 12 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Guarantor in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      13. Notice. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Guarantor, at the office of the Guarantor at PartnerRe Ltd., 96 Pitts Bay Road, Pembroke HM 08, Bermuda, Attention: Corporate Secretary; (ii) if to PartnerRe Finance or the Trust at One Greenwich Plaza, Greenwich, Connecticut, 06830-6352, Attention Scott D. Moore; or (iii) if to you, as Representatives of the several Underwriters, care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Manager, Corporate Finance Division.

      14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                            Very truly yours,

                                            PARTNERRE CAPITAL TRUST I, as
                                            Issuer

                                    By:     PARTNERRE FINANCE I INC., as
                                            Depositor

                                    By:     /s/ Albert Benchimol
                                            -------------------------------
                                            Name:  Albert Benchimol
                                            Title: Chief Financial Officer and
                                                    Executive Vice President

                                            PARTNERRE LTD., as Guarantor

                                    By:     /s/ Albert Benchimol
                                            -------------------------------
                                            Name:  Albert Benchimol
                                            Title: Chief Financial Officer and
                                                    Executive Vice President

                                            PARTNERRE FINANCE I INC.

                                    By:     /s/ Albert Benchimol
                                            -------------------------------
                                            Name:  Albert Benchimol
                                            Title: Chief Financial Officer and
                                                    Executive Vice President

       Accepted as of the date hereof.

       MORGAN STANLEY & CO. INCORPORATED
       FIRST UNION SECURITIES, INC.
       SALOMON SMITH BARNEY INC.
       UBS WARBURG LLC

       Acting severally on behalf of itself and the several Underwriters named in Schedule I hereto

       By:        MORGAN STANLEY & CO. INCORPORATED

       By:        /s/ Michael Fusco
                  -----------------------------
                  Name:  Michael Fusco
                  Title: Executive Director

                                   SCHEDULE I

                                                                                     Number of
                                                                               Preferred Securities
                               Underwriter                                        To Be Purchased
Morgan Stanley & Co. Incorporated.........................................              1,660,000
First Union Securities, Inc...............................................              1,660,000
Salomon Smith Barney Inc..................................................              1,660,000
UBS Warburg LLC...........................................................              1,660,000
ABN AMRO Incorporated.....................................................                 40,000
Bear, Stearns & Co. Inc...................................................                 40,000
CIBC World Markets Corp...................................................                 40,000
Credit Suisse First Boston Corporation....................................                 40,000
Dain Rauscher Incorporated................................................                 40,000
Deutsche Banc Alex. Brown Inc.............................................                 40,000
A.G. Edwards & Sons, Inc..................................................                 40,000
Goldman, Sachs & Co.......................................................                 40,000
H & R BLOCK Financial Advisors, Inc.......................................                 40,000
J.P. Morgan Securities Inc................................................                 40,000
Keefe, Bruyette & Woods Inc...............................................                 40,000
Legg Mason Wood Walker Incorporated.......................................                 40,000
Lehman Brothers Inc.......................................................                 40,000
Prudential Securities Incorporated........................................                 40,000
Quick & Riley, Inc........................................................                 40,000
Charles Schwab & Co., Inc.................................................                 40,000
TD Waterhouse Investor Services, Inc......................................                 40,000

                                                                                     Number of
                                                                               Preferred Securities
                               Underwriter                                        To Be Purchased
Tucker Anthony Incorporated...............................................              40,000
U.S. Bancorp Piper Jaffray Inc............................................              40,000
Wells Fargo Van Kasper, LLC...............................................              40,000
Advest Inc................................................................              20,000
Banc of America Securities LLC............................................              20,000
BB&T Capital Markets, a Division of Scott & Stringfellow                                20,000
BNY Capital Markets, Inc..................................................              20,000
C.L.  King & Associates, Inc..............................................              20,000
Cochran, Securities LLC...................................................              20,000
D.A. Davidson & Co........................................................              20,000
Davenport & Company LLC...................................................              20,000
Fahnestock & Co., Inc.....................................................              20,000
Ferris, Baker Watts Inc...................................................              20,000
Fifth Third Securities, Inc...............................................              20,000
Friedman, Billings Ramsey & Co., Inc......................................              20,000
Gibraltar Securities Co...................................................              20,000
Gruntal & Co., L.L.C......................................................              20,000
HSBC Securities (USA) Inc.................................................              20,000
Janney Montgomery Scott LLC...............................................              20,000
J.J.B. Hilliard, W.L. Lyons, Inc..........................................              20,000
McDonald  Investments Inc.,  a KeyCorp Company............................              20,000
McGinn, Smith & Co., Inc..................................................              20,000
Mesirow Financial, Inc....................................................              20,000
Parker/Hunter Incorporated................................................              20,000
Pershing/ a Division of Donaldson, Lufkin & Jenrette......................              20,000

                                                                                     Number of
                                                                               Preferred Securities
                               Underwriter                                        To Be Purchased
Raymond James & Associates, Inc...........................................               20,000
Robert W. Baird & Co. Incorporated........................................               20,000
Sandler O'Neill & Partners, LP............................................               20,000
Southwest Securities, Inc.................................................               20,000
Stifel, Nicolaus & Company Incorporated ..................................               20,000
William Blair & Co........................................................               20,000
                                                                                    -----------
                  Total...................................................            8,000,000
                                                                                    ===========